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                                                                  Exhibit 10.224

                        ASSIGNMENT OF PURCHASE AGREEMENT

       For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to INLAND WESTERN SANTA FE, L.L.C. a Delaware limited liability company, ("Assignee") all of its right, title and interest in that certain Purchase Agreement (the "Purchase Agreement") dated January 19, 2004 by and between Assignor, as Buyer, and Plaza Santa Fe II, L.L.C., a New Mexico limited liability company, as Seller, for purchase and sale of certain real property commonly known as Plaza Santa Fe II, Santa Fe, New Mexico (the "Property").

       By execution hereof by Assignee, Assignee hereby accept the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

       This Assignment is effective as of May 25, 2004.

                    ASSIGNOR: INLAND REAL ESTATE ACQUISITIONS, INC.

                              By: /s/ [ILLEGIBLE]  VICE PRESIDENT
                                  ----------------------------------------------


                    ASSIGNEE: INLAND WESTERN PLAZA SANTA FE, L.L.C.

                              By:  Inland Western Retail Real Estate Trust, Inc.

                              By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                     Secretary